Longview Advantage Fixed Income ETF
Schedule of Investments
May 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 100.0%	Shares		Value
Avantis Core Fixed Income ETF (a)	2,485,207		$ 103,086,386
TOTAL EXCHANGE TRADED FUNDS (Cost $103,279,120)			103,086,386

MONEY MARKET FUNDS - 0.0% (b)	Shares		Value
First American Government Obligations Fund - Class X, 3.55% (c)	15,613		15,613
TOTAL MONEY MARKET FUNDS (Cost $15,613)			15,613

TOTAL INVESTMENTS - 100.0% (Cost $103,294,733)			103,101,999
Liabilities in Excess of Other Assets - (0.0)% (b)		(0.00013)	(13,881)
TOTAL NET ASSETS - 100.0%			$ 103,088,118

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Represents less than 0.05% of net assets.
(c)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Longview Advantage Fixed Income ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 103,086,386	$ –	$ –	$ 103,086,386
Money Market Funds	15,613	–	–	15,613
Total Investments	$ 103,101,999	$ –	$ –	$ 103,101,999

Refer to the Schedule of Investments for further disaggregation of investment categories.